UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

FIRST ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12117	75-1328153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2014, Joseph S. Borbely, the President of First Acceptance Corporation, or the Company, also will become the Chief Executive Officer of the Company. Mark A. Kelly, the Company’s current Chief Executive Officer until September 30, 2014, will remain as a director of the Company.

Mr. Borbely (age 56) has served as President of the Company since July 2012. Mr. Borbely previously served as Senior Vice President of Sales and Marketing of the Company from July 2011 to July 2012 and has over thirty years of experience in the financial services and specialty retail industries. Prior to joining the Company, Mr. Borbely served as President of EZMONEY, a division of EZCorp Inc., operating over 550 consumer financial service centers in the United States and Canada. From 2007 to 2009, Mr. Borbely served as Senior Vice President of Store Operations at Hancock Fabrics Inc., a national chain of retail stores offering textiles and related accessories. From 2005 to 2007, Mr. Borbely served as Executive Vice President at Allied Cash Holdings, a national provider of consumer short term loans. Mr. Borbely served with Hollywood Video, a national chain of over 2,000 superstores, from 1996 to 2005 holding various executive positions that ultimately led to his promotion to Executive Vice President of Operations. Mr. Borbely has held various leadership positions for several major retailers such as the Foot Locker and J. Baker Inc.

Section 8 – Other Events

Item 8.01	Other Events

On September 25, 2014, the Company issued a press release announcing the promotion of Mr. Borbely to Chief Executive Officer of the Company effective September 30, 2014. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Acceptance Corporation,
a Delaware corporation

Date: September 25, 2014	By:	/s/ Brent J. Gay
	Name:	Brent J. Gay
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated September 25, 2014.

Exhibit Index